SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2002



                                OLIN CORPORATION


             (Exact name of registrant as specified in the charter)


            Virginia                      1-1070                  13-1872319
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)


          P.O. Box 4500, 501 Merritt 7,                     06856-4500
              Norwalk, Connecticut                          (Zip Code)
    (Address of principal executive offices)


                                 (203) 750-3000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.        Other Events.

     On May 8, 2002, Olin Corporation, a Virginia corporation ("Olin"), and Chase Industries Inc., a Delaware corporation ("Chase"), issued a press release announcing that the two companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 7, 2002, by and among Olin, Plumber Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Olin, and Chase. In the merger, holders of Chase common stock will receive 0.6400 shares of Olin common stock for each share of Chase common stock that they own. Stockholders will receive cash for any fractional shares which they would otherwise receive in the merger. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Olin has entered into a Voting Agreement, dated as of May 7, 2002, with Court Square Capital Limited, an affiliate of Citicorp Venture Capital, which has agreed with Olin to vote the shares of Chase common stock over which it has voting power or control in favor of the adoption of the Merger Agreement. Court Square Capital Limited holds approximately 48% of the outstanding shares of Chase common stock. A copy of the Voting Agreement is attached hereto as
Exhibit 2.2 and is incorporated herein by reference.


Item 7.        Exhibits.


   Exhibit No.                               Exhibit

   2.1 Agreement and Plan of Merger, dated as of May 7, 2002, by and among Olin Corporation, Plumber Acquisition Corp. and Chase Industries Inc.

   2.2               Voting Agreement, dated as of May 7, 2002, between Olin
                          Corporation and Court Square Capital Limited.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OLIN CORPORATION

                                             By:  /s/ George H. Pain
                                                 -------------------------------
                                                  Name:  George H. Pain
                                                  Title: Vice President, General
                                                         Counsel and Secretary


Dated:  May 9, 2002


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                                 EXHIBIT INDEX



   Exhibit No.                                    Exhibit

   2.1 Agreement and Plan of Merger, dated as of May 7, 2002, by and among Olin Corporation, Plumber Acquisition Corp. and Chase Industries Inc.

   2.2               Voting Agreement, dated as of May 7, 2002, between Olin
                          Corporation and Court Square Capital Limited.